                                                                   EXHIBIT 10.20


                                LOAN AGREEMENT

                                 BY AND BETWEEN

                    CARBON CAPITAL MORTGAGE PARTNERS, L.P.,
                                   as lender

                             Having an address at:
                            11601 Wilshire Boulevard
                         Los Angeles, California 90025

                                      and

                         HOB MARINA CITY PARTNERS, L.P.
                                  as borrower

                             Having an address at:
                        8439 Sunset Boulevard, Suite 404
                        West Hollywood, California 90069

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
1.           CERTAIN DEFINITIONS..............................................     1
             Section 1.1   Definitions........................................     1

2.           GENERAL TERMS....................................................    17
             Section 2.1   Amount of the Loan.................................    17
             Section 2.2   Use of Proceeds....................................    17
             Section 2.3   Security for the Note..............................    17
             Section 2.4   Payment of Loan....................................    17
             Section 2.5   Transfer of Mortgaged Property.....................    17
             Section 2.6   Cash Management....................................    17
             Section 2.7   Taxes and Insurance................................    22
             Section 2.8   Supplemental Mortgage Affidavits...................    23

3.           REPRESENTATIONS AND WARRANTIES...................................    23
             Section 3.1   Borrower's Representations.........................    23
             Section 3.2   Survival of Representations........................    31

4.           AFFIRMATIVE COVENANTS............................................    32
             Section 4.1   Borrower Covenants.................................    32

5.           NEGATIVE COVENANTS...............................................    42
             Section 5.1  Borrower Negative Covenants.........................    42

6.           DEFAULTS.........................................................    43
             Section 6.1  Event of Default....................................    43
             Section 6.2   Remedies...........................................    46
             Section 6.3   Remedies Cumulative................................    47
             Section 6.4   Prepayment Upon Default............................    47

7.           MISCELLANEOUS....................................................    47
             Section 7.1   Survival...........................................    47
             Section 7.2   Lender's Discretion................................    48
             Section 7.3   Governing Law......................................    48
             Section 7.4   Modification, Waiver in Writing....................    48
             Section 7.5   Delay Not a Waiver.................................    48
             Section 7.6   Notices............................................    49
             Section 7.7   Trial By Jury......................................    50
             Section 7.8   Headings...........................................    50
             Section 7.9   Assignment.........................................    50

             Section 7.10  Severability.......................................    50
             Section 7.11  Preferences........................................    50
             Section 7.12  Waiver of Notice...................................    51
             Section 7.13  Remedies of Borrower...............................    51
             Section 7.14  Exhibits Incorporated..............................    51
             Section 7.15  Offsets, Counterclaims and Defenses................    51
             Section 7.16  No Joint Venture or Partnership....................    52
             Section 7.17  Publicity..........................................    52
             Section 7.18  Waiver of Marshalling of Assets Defense............    52
             Section 7.19  Waiver of Counterclaim.............................    52
             Section 7.20  Conflict, Construction of Documents................    52
             Section 7.21  Brokers and Financial Advisors.....................    53
             Section 7.22  Joint and Several Liability........................    53
             Section 7.23  Counterparts.......................................    53

                                 LOAN AGREEMENT
                                 --------------

     LOAN AGREEMENT (this "Agreement"), made as of the 1st day of May, 1997, by
                           ---------

and between CARBON CAPITAL MORTGAGE PARTNERS, L.P., a Delaware limited partnership, as lender (together with its successors and assigns, "Lender"), and HOB MARINA CITY PARTNERS, L.P., a Delaware limited partnership ("Borrower").

                                    RECITALS
                                    --------

     WHEREAS, Borrower desires to obtain a loan (the "Loan") from Lender in the amount of Nine Million Dollars ($9,000,000.00) (the "Loan Amount");
                                                     ------------

     WHEREAS, Lender is willing to make the Loan to Borrower in the Loan Amount upon the terms and subject to the conditions set forth herein and in the other Loan Documents (hereinafter defined); and

     WHEREAS, the Loan will be secured by, among other things that certain Indenture of Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, dated as of the date hereof, made by Borrower in favor of Lender as security for the Loan, as same may hereafter from time to time be supplemented, amended, modified or extended by one or more agreements supplemental thereto, (the "Indenture"), which Indenture encumbers the Mortgaged Property (as hereinafter defined).

     NOW, THEREFORE, in consideration of the making of the Loan by Lender and tIme covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

     1.   CERTAIN DEFINITIONS
          -------------------

          Section 1.1 Definitions.
          ----------- -----------

          For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

          (1) the capitalized terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as hereinafter defined) in effect on the date hereof;

          (3) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, or other subdivision; and

          (4) the capitalized terms used and not otherwise defined herein, shall have the meanings ascribed to them in the Indenture (as hereinafter defined).

          "Accounts" shall collectively mean the Rent Account and the Revenue
           --------
Account.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

          "Appraisal" means the appraisal of the Mortgaged Property made by an
           ---------
Appraiser.

          "Appraiser" shall mean an Independent appraiser selected by Lender who
           ---------
is a member of the American Institute of Real Estate Appraisers with a national practice and which has at least ten (10) years experience with real estate of the same type and in the geographic area of the Mortgaged Property.

          "Assignment" shall mean that certain first priority Assignment of
           ----------
Leases, Rents and Security Deposits, dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender Borrower's interest in and to the Leases and the Property Income as collateral security for the repayment of the Note.

          "Authorized Representative" shall mean (i) with respect to any
           -------------------------
Borrower that is a partnership, any executive officer of the General Partner,
(ii) with respect to any Borrower that is a corporation, any executive officer of Borrower, (iii) with respect to any Borrower that is a business trust, the trustee of such trust, and (iv) with respect to any Borrower that is a limited liability company, the manager or any authorized member of such limited liability company.

          "Bankruptcy Proceeding" shall mean any proceeding, action, petition or
           ---------------------
filing under the Federal Bankruptcy Code or any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts.

          "Borrowings" shall mean, without duplication (i) all indebtedness of
           ----------
the party in question for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of the party in question evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of the party in question and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all indebtedness of the party in question secured by a Lien on any property owned by such party whether or not such indebtedness has been assumed, (v) all contingent obligations of the party in question (those being any obligation of such party guaranteeing or intended to guarantee any indebtedness, leases, dividends or other obligations of any other Person in any manner, whether directly or indirectly), and (vi) all payment obligations of the party in question under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars or similar agreements) and similar agreements. Notwithstanding anything to the contrary contained in this definition, "Borrowings" shall not include short term trade debt to the extent such debt is not evidenced by a note and if the party in question is a trust, Borrowings shall not include any debt of any beneficiary or trustee of such trust.

          "Business Day" means any day other than a Saturday, Sunday or any
           ------------
other day on which banking or savings and loan institutions in New York or, at any time during which the Loan is an asset of a securitization, the states and/or commonwealth used in the comparable definition of "Business Day" in the
                                                          ------------
securitization documents, are authorized or obligated by law, governmental decree or executive order to be closed.

          "Collateral Security Instrument" shall mean any right, document or
           ------------------------------
instrument, other than a deed of trust or mortgage, given as security for the Note (including, without limitation, the Assignment), as same may be amended or modified from time to time.

          "Condemnation Proceeds" shall have the meaning provided in Section
           ---------------------
2.6(f) hereof.

          "Contingent Obligation" shall mean any obligation of Borrower
           ---------------------
guaranteeing or intended to guarantee any indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary
                   ---------------------                            -------
obligor") in any manner, whether directly or indirectly, including, without
--------
limitation, any obligation of Borrower, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of, or otherwise provide funds for or enter into a contractual relationship whereby the Borrower provides funds to the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Borrower is required to perform thereunder) as determined by Borrower in good faith in accordance with GAAP.

          "Corporate General Partner" shall mean each general partner of each
           -------------------------
General Partner, as of the date hereof, and their respective successors to the extent permitted by Section 2.16 of the Indenture. If Borrower is not a partnership, or if the General Partner of Borrower is not a partnership, this definition shall not be applicable and references to Corporate General Partner throughout the Loan Documents shall be deemed inapplicable.

          "Current Period" shall mean any particular month during the term
           --------------
hereof.

          "Debt Service" shall mean the amount of interest and principal
           ------------
payments due and payable in accordance with the Note during an applicable period.

          "Default" shall mean the occurrence of any event hereunder or under
           -------
any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

          "Disclosure Document" shall have the meaning provided in Section
           -------------------
4.1(s) hereof.

          "EBITDA" means, for any period, with respect to Tenant, determined in
           ------
accordance with GAAP, the sum of (a) the net income (or net loss) and (b) to the extent included in the determination of such net income (or net loss), amounts attributable to Minimum Rent, Percentage Rent, depreciation, interest, federal and state income taxes and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss).

          "Eligible Account" shall mean a segregated account held by a
           ----------------
depository institution approved by Lender that is either: (a) maintained with a federal or state chartered depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) have been rated by two of the Rating Agencies in one of their two highest rating categories or the short-term commercial paper of which is rated by two of the Rating Agencies in their highest rating category at the time of any deposit therein; or (b) an account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity provided that any such state chartered institution or trust company shall be subject to regulations regarding fiduciary funds on deposit substantially similar to federal regulation 12 CFR (S) 910(b). The title of each Eligible Account shall indicate that funds held therein are held in trust for the uses and purposes set forth herein.

          "Environmental Claim" shall mean any claim, action, investigation or
           -------------------
written notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence, or release into the environment, of any Hazardous Substance (as hereinafter defined) at or from the Mortgaged Property or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

          "Environmental Consultant" shall mean an Independent environmental
           ------------------------
consultant or environmental firm reasonably approved by Lender.

          "Environmental Guaranty" shall mean that certain Environmental
           ----------------------
Guaranty and Indemnity Agreement, dated as of the date hereof, made by the Borrower and Guarantor, in favor and for the benefit of Lender.

          "Environmental Law" shall mean any present or future federal, state or
           -----------------
local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, and judicial opinions or orders, pertaining to health, industrial hygiene, Hazardous Substances or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended: the Comprehensive Environmental Response, Compensation
and Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq.; the Resource
                                                 -- ---
Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss 2601 et seq.; the Water Pollution Control
                                          ------
Act (also known as the Clean Water Act), 33 U.S.C. (S)(S) 1251 et seq,; the
                                                               -- ---
Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.; and the Hazardous Materials
                                     -- ---
Transportation Act, 49 U.S.C. (S)(S) 1801 et seq.
                                          -- ---
          "Environmental Report" shall mean the environmental report prepared by
           --------------------
an Environmental Consultant and delivered to Lender in connection with the Loan and which Borrower shall bear the cost of obtaining.

          "Environmental Violation" shall have the meaning provided in Section
           -----------------------
4.1(f).

          "Equipment" has the meaning set forth in the Indenture.
           ---------

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Event of Default" has the meaning set forth in Section 6.1(a) hereof.
           ----------------

          "Excess Cash Flow" shall mean an amount equal to the amount by which
           ----------------
Gross Revenues received by Tenant during any particular period of time exceeds the Operating Expenses incurred by Tenant during such period of time (including any amounts represented by any checks written for Operating Expenses for such period of time which have not yet cleared through Tenant's operating account, but specifically excluding any amounts paid for capital expenditures to the extent the same have not been approved by Lender).

          "Excess Rent Account" shall mean an account maintained with the same
           -------------------
banking institution as the Rent Account, and which shall be in the name of, and under the control of, Borrower.

          "Exchange Act" shall have the meaning provided in Section 4. 1(s)
           ------------
hereof.

          "Financing Statements" shall have the meaning provided in Section
           --------------------
3.1(v) hereof.

          "Fiscal Year" shall mean each twelve month period commencing on
           -----------
January 1 and ending on December 31 during each year of the term of the Loan.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as in effect as of the date so indicated herein.

          "General Partner" shall mean each general partner of Borrower, as of
           ---------------
the date hereof, and its successors to the extent permitted by Section 2.16 of the Indenture. If Borrower is a limited liability company, General Partner shall refer to any managing Member or manager, whichever is the entity managing the limited liability company. If Borrower is not a partnership, this definition shall not be applicable and references to General Partner throughout the Loan Documents shall be deemed inapplicable.

          "Governmental Authority" shall mean any federal, state, regional or
           ----------------------
local government or political subdivision thereof and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Gross Revenue" shall mean all rents, issues, profits, revenues,
           -------------
royalties, benefits and income of every nature of and from Tenant's operations at the Mortgaged Property received by or on behalf of Tenant.

          "Guarantor" shall mean HOB Entertainment, Inc., a Delaware
           ---------
corporation.

          "Guaranty" shall mean that certain Contract of Guaranty, dated as of
           --------
the date hereof, made by the Guarantor, in favor and for the benefit of Lender.

          "Hazardous Substance" shall mean any material, waste or substance
           -------------------
which is:

              (i) included within the definition of "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances" or pollutants or contaminants in or pursuant to any Environmental Law or regulated under any Environmental Law;

              (ii) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. (S) 172. 101, as enacted as of the date hereof or as hereafter amended, or in the United States Environmental Protection Agency List of

     Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as enacted as of the date hereof or as hereafter amended; or

             (iii) explosive, radioactive, asbestos, a polychlorinated biphenyl, petroleum or a petroleum product or waste oil.

          "Impositions" means all taxes (including, without limitation, all ad
           -----------
valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of the Indenture), ground rents, water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Mortgaged Property and/or any Property Income (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien upon (a) the Borrower (including, without limitation, all income, franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which the Mortgaged Property, or any other collateral delivered or pledged to Lender in connection with the Loan, is located) or Lender, (b) the Mortgaged Property, or any other collateral delivered or pledged to Lender in connection with the Loan, or any part thereof or any Property Income therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Mortgaged Property or the leasing or use thereof or any part thereof, or the acquisition or financing of the acquisition of the Mortgaged Property by Borrower. Nothing contained in this Agreement shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on any of the Lender Parties in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

          "Improvements" has the meaning set forth in the recitals to the
           ------------
Indenture.

          "Indebtedness" means the indebtedness in the original principal amount
           ------------
evidenced by the Note, together with all other obligations and liabilities due or to become due to Lender pursuant hereto, under the Note or in accordance with any of the other Loan Documents, all amounts, sums and expenses paid by or payable to Lender hereunder or pursuant to the Note or any of the other Loan Documents, and all other covenants, obligations and liabilities of Borrower hereunder or pursuant to the Note or any of the other Loan Documents, together with all interest thereon.

          "Indenture" shall have the meaning set forth in the Recitals hereof.
           ---------

            "Independent" means, when used with respect to any Person, a Person
             -----------
who (i) does not have any direct financial interest or any material indirect financial interest in Borrower, or in any Affiliate of Borrower or any constituent partner, shareholder, member or beneficiary of Borrower and (ii) is not connected with Borrower or any Affiliate of Borrower or any constituent partner, shareholder, member or beneficiary of Borrower as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be provided, such opinion or certificate shall state that the Person executing the same has read this definition and is Independent within the meaning hereof.

            "Independent Director" shall mean:
             --------------------

            (a) if with respect to a corporation, a director of such corporation who is not and for the prior five years has not been (i) a stockholder, officer, member, employee or creditor of such corporation or such corporation's ultimate parent or any subsidiaries or Affiliate of such corporation, or (ii) a member of the immediate family of any such stockholder, officer, member, employee, creditor, or other director of such corporation, or of any Affiliate of such corporation;

            (b) if with respect to a limited partnership, a director of a Corporate General Partner of such limited partnership who is not and for the prior five years has not been (i) a stockholder, officer, member, employee or creditor of such limited partnership, General Partner, if applicable, or General Partner's ultimate parent or any subsidiaries or Affiliate of such limited partnership or General Partner, or (ii) a member of the immediate family of any such stockholder, officer, member, employee, creditor, or other director of such limited partnership, General Partner or of any Affiliate of such limited partnership or General Partner;

            (c) if with respect to a limited liability company, a director of a managing corporate member of such limited liability company (or a Corporate General Partner of a managing, limited partnership) (which member must hold at least a 1% ownership interest in such limited liability company) who is not and for the prior five years has not been (i) a stockholder, officer, member, employee or creditor of such limited liability company, such member or General Partner, if applicable, or such member's or General Partner's ultimate parent or any subsidiaries or Affiliate of such limited liability company or such member or General Partner, or (ii) a member of the immediate family of any such stockholder, officer, member, employee, creditor, or other director of such limited liability company, such member or of any Affiliate of such limited liability company or such member or General Partner; and

            (d) if with respect to a trust, an Independent trustee which is a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $100,000,000.

          "Insurance Proceeds" shall have the meaning provided in Section 2.6(d)
           ------------------
hereof.

          "Insurance Requirements" means all material terms of any insurance
           ----------------------
policy required pursuant to this Agreement or the Indenture, all material requirements of the issuer of any such policy, and all material regulations and then current standards applicable to or affecting the Mortgaged Property or any part thereof or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Mortgaged Property, or such other body exercising similar functions.

          "Intangibles" shall have the meaning provided in the Indenture.
           -----------

          "Leases" shall have the meaning provided in the Indenture.
           ------

          "Lease Event of Default" shall mean an Event of Default, as defined in
           ----------------------
the Net Lease.

          "Legal Requirements" shall mean all federal, state, county, municipal
           ------------------
and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including, without limitation, Environmental Laws) affecting the Mortgaged Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Mortgaged Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to the Mortgaged Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

          "Lender" shall mean Carbon Capital Mortgage Partners, L.P., a
           ------
Delaware limited partnership, and its successors and assigns.

          "Lender Parties" shall mean Lender and its successors in interest and
           --------------
assigns, and their respective affiliates, subsidiaries, parents, employees, officers, shareholders, partners, members, managers, trustees, beneficial owners and directors.

          "Lender Party" shall mean any one of the Lender Parties individually.
           ------------

          "Leverage Covenant" shall have the meaning given to such term in
           -----------------
Section 2.6(d) of this Agreement.

          "Liabilities" shall have the meaning provided in Section 4.1(s)
           -----------
hereof.

          "Lien" shall mean any mortgage, deed of trust, lien, pledge,
           ----
hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Mortgaged Property or any portion thereof or Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          "Loan" shall have the meaning set forth in the Recitals hereto.
           ----

          "Loan Amount" shall have the meaning set forth in the Recitals hereto.
           -----------

          "Loan Documents" shall mean this Agreement, the Note, the Indenture,
           --------------
the Assignment, the Guaranty, the Environmental Guaranty and all other agreements, instruments, certificates and documents delivered by or on behalf of Borrower or its Affiliates to evidence or secure the Loan or otherwise in satisfaction of the requirements of this Agreement, the Indenture or the other documents listed above.

          "Loan Proceeds" shall mean the funds advanced to, or at the direction
           -------------
of, Borrower by Lender in accordance with the terms hereof.

          "Loss Proceeds" shall have the meaning provided in Section 2.6(f)
           -------------
hereof.

          "Maturity Date" shall mean the maturity date of the Note, as set forth
           -------------
therein.

          "Minimum Rent" shall have the meaning set forth in the Net Lease.
           ------------

          "Mortgaged Property " shall have the meaning set forth in the granting
           ------------------
clause of the Indenture.

          "Net Lease" shall mean that certain Lease Agreement dated as of
           ---------
January 29, 1996, by and between Borrower, as landlord, and Tenant, as tenant, as amended by Amendment to Lease Agreement dated as of August 20, 1996, and Second Amendment to Lease Agreement, dated as of May 1, 1997.

          "Net Proceeds" shall mean the excess of (i) (x) the purchase price (at
           ------------
foreclosure or otherwise) actually received by Lender with respect to the Mortgaged Property as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence of an Event of Default, or
(y) in the event that Lender (or Lender's nominee) is the purchaser at foreclosure by credit bid, then the amount of such credit bid, in either case, over (ii) all costs and expenses, including, without limitation, all reasonable attorneys' fees and disbursements and any brokerage fees, if applicable, incurred by Lender in connection with the exercise of such remedies, including the sale of such Mortgaged Property after a foreclosure against the Mortgaged Property.

          "Note" shall mean and refer to that certain Promissory Note, dated as
           ----
of the date hereof, made by Borrower, as maker, in favor of Lender, as payee, as such note may be modified, amended, supplemented or extended, and any note(s) issued in exchange therefor or in replacement thereof.

          "Officer's Certificate" means a certificate delivered to Lender by
           ---------------------
Borrower which is signed by the Authorized Representative of Borrower:

          "Operating Expenses" shall mean all operating expenses and capital
           ------------------
expenditures paid by Tenant for Tenant's operations at the Mortgaged Property.

          "Other Borrowings" shall mean, with respect to Borrower, without
           ----------------
duplication and not including the Indebtedness or any deferred fees payable in connection with the Loan (i) all indebtedness of Borrower for borrowed money or for the deferred purchase price of property or services, (ii) all indebtedness of Borrower evidenced by a note, bond, debenture or similar instrument, (iii) the face amount of all letters of credit issued for the account of Borrower and, without duplication, all unreimbursed amounts drawn thereunder, (iv) all indebtedness of Borrower secured by a Lien on any property owned by Borrower whether or not such indebtedness has been assumed, (v) all Contingent Obligations of Borrower, and (vi) all payment obligations of Borrower under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars or similar agreements) and similar agreements. Notwithstanding anything to the contrary contained in this definition, "Other Borrowings" shall not include borrowings or advances from Affiliates of Borrower if expressly subordinated to the Indebtedness, short term trade debt to the extent such debt is not evidenced by a note and if Borrower is a trust, Other Borrowings shall not include any debt of any beneficiary or trustee of such trust.

          "Payment Date" shall mean the date on which payments are due under the
           ------------
Note, which shall be the first day of each month, or if such day is not a Business Day, the next following Business Day.

          "Percentage Rent" shall have the meaning set forth in the Net Lease.
           ---------------

          "Performance Account" shall mean an account under the sole dominion
           -------------------
and control of Lender.

          "Permitted Encumbrances" means (a) the Liens created by the Indenture
           ----------------------
and the other Loan Documents, (b) all Liens and other matters disclosed as permitted exceptions in the Title Insurance Policy affecting the Mortgaged Property or any part thereof, (c) Liens, if any, for Impositions imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with Section 2.6(b) of the Indenture, (d) any mechanics, and materialmen's Liens deleted from the exceptions to, or affirmatively insured against loss or damage to Lender under the Title Insurance Policy or contested in good faith pursuant to the Indenture,
(e) without limiting the foregoing, any and all governmental and public utility easements, licenses or other agreements which may hereafter be granted by Borrower (subject to Lender's approval right under Section 2.18(g) of the Indenture) and which do not adversely affect (i) the marketability of title to the Mortgaged Property, (ii) the fair market value thereof, or (iii) the use thereof as of the date hereof, (f) rights of existing and future tenants, as tenants only pursuant to written Leases, and (g) such other title and survey exceptions as Lender may approve in writing or accept in Lender's sole discretion.

          "Permitted Investments" shall mean any one or more of the following
           ---------------------
obligations or securities acquired at a purchase price of not greater than par, including those issued by Lender or any of its Affiliates:

            (i) direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, (a) the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America, or (b) FHLMC, FNMA, the Federal Farm Credit System or the Federal Home Loan Banks provided such obligations at the time of purchase or contractual commitment for purchase are qualified by the Rating Agencies as a Permitted Investment hereunder as evidenced in writing;

            (ii) fully FDIC insured demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the commercial paper and long-term unsecured debt obligations of such depository institution or trust company have one of the two highest rating available for such securities by two of the Rating Agencies, or such lower rating as is consented to in writing by Lender;

            (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

            (iv) general obligations of or obligations guaranteed by any State of the United States or the District of Columbia receiving one of the two highest long-term unsecured debt rating available for such securities by two of the Rating Agencies, or such lower rating as is consented to in writing by Lender;

            (v) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and is rated by two of the Rating Agencies in one of their two highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of either Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in such Account;

            (vi) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by two of the Rating Agencies in their highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by two of the Rating Agencies in their highest short-term and long-term unsecured debt ratings, or such lower rating as is consented to in writing by Lender;

            (vii) guaranteed reinvestment agreements acceptable to the Rating Agencies issued by any bank, insurance company or other corporation rated in the highest long-term unsecured rating levels available to such issuers by the Rating Agencies throughout the duration of such agreements, or such lower rating as is consented to in writing by Lender;

            (viii) units of taxable money market funds, which funds are regulated investment companies, which seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have been consented to in writing by the Lender; and

            (ix) any other demand, money market or time deposit, or any other obligation, security or investment, that may be consented to in writing by Lender;

provided, however, that no instrument or security shall be a Permitted
--------- -------
Investment if (y) such instrument or security evidences a right to receive only interest payments or (z) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment, provided, further, derivatives (e.g., instruments paying interest or principal only, or inverse floaters), shall not be Permitted Investments.

          "Person" shall mean any individual, corporation, partnership, limited
           ------
liability company, joint venture, estate, trust, business trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting, in such capacity on behalf of any of the foregoing.

          "Premises" has the meaning set forth in the granting clause of the
           --------
Indenture.

          "Property Income" shall mean all rents, income, issues, profits,
           ---------------
security deposits, Loss Proceeds and other benefits to which Borrower may now or hereafter be entitled from the Premises, the Equipment or the Intangibles or under or in connection with the Leases including without limitation, all income received from tenants, transient guests, lessees, licensees and concessionaires and other persons occupying space at the Premises and/or rendering services to tenants thereat.

          "Provided Information" shall have the meaning provided in Section
           --------------------
4.1(s) hereof.

          "Rating Agencies" shall mean Duff & Phelps Credit Rating Co., Standard
           ---------------
& Poor's Ratings Group, Fitch Investors Services, Inc., and Moody's Investors Service Inc. or any successor thereto, and any other nationally recognized statistical rating, agency which may hereafter be engaged by Lender; provided, however, that at any time during which the Loan is an asset of a securitization, "Rating Agencies" shall mean the rating agencies that from time to time rate the securities issued in connection with such securitization.

          "Registration Statement" shall have the meaning provided in Section
           ----------------------
4.1(s) hereof.

          "Remedial Work" shall have the meaning provided in Section 4.l(d)(i).
           -------------

          "Rent" shall mean Minimum Rent, Percentage Rent and all other
           ----
payments, if any, due from Tenant to Borrower under the Net Lease.

          "Rent Account" shall mean an Eligible Account, maintained in the name
           ------------
of Lender, as secured party, as may be designated by Lender into which Rent shall be deposited.

          "Required Debt Service Payment" with respect to any payment period,
           -----------------------------
shall mean the amount which is required to be paid pursuant to the Note during such period.

          "Required Tax/Insurance Payment" with respect to any payment period,
           ------------------------------
shall mean the amount which is required to be remitted pursuant to Section 2.7 hereof during such period.

          "Revenue Account" shall mean an account, subject to Lender's
           ---------------
reasonable approval, into which all Cash Proceeds shall be deposited (subject to Section 2.6(c)(ii)).

          "Security Deposit Account" shall have the meaning provided in Section
           ------------------------
3.l(ac) hereof.

          "Single Purpose Entity" shall mean a Person, other than an individual,
           ---------------------
estate or unincorporated association, which:

          (a) Has not engaged and shall not engage in any business unrelated to the management and ownership of the Mortgaged Property (or to the ownership of a Person which owns the Mortgaged Property);

          (b) Has not owned and will not own any assets other than those related to the Mortgaged Property (or to the ownership of a Person which owns the Mortgaged Property);

          (c) Shall not, without the unanimous consent of the Independent Director, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings;

          (d) Has not dissolved and shall not dissolve, liquidate, consolidate, merge, or sell all or substantially all of its assets or amend its organizational documents with respect to its purpose or any other provision designed to insure single purpose entity status;

          (e)   Has had and shall have an Independent Director;

          (f) Shall not incur any debt, other than (1) the Loan, and (2) accounts and unsecured obligations incurred with respect to the operation of the Mortgaged Property in the ordinary course of business;

          (g) Has corrected and shall correct any known misunderstanding regarding its separate identity;

          (h) Has maintained and shall maintain its accounts separate from any other Person;

          (i) Has maintained and shall maintain its books, records, resolutions and agreements as official records;

          (j) Has not commingled and shall not commingles its funds or assets with those of any other Person;

          (k) Has conducted and shall conduct its own business in its own name;

          (l) Has maintained and shall maintain its financial statements, accounting records and other entity documents separate from any other Person;

          (m) Has paid and shall pay its own liabilities out of its own funds or assets;

          (n)   Has observed and shall observe all entity formalities;

          (o) Has not guaranteed or become obligated and shall not guarantee or become obligated for the debts of any other Person and has not held and will not hold out that its credit as being available to satisfy the obligations of others;

          (p) Has not acquired and shall not acquire obligations or securities of its affiliates;

          (q) Has allocated and shall allocate fairly and reasonably any overhead for shared office space and use separate stationery, invoices, and checks;

          (r) Has not pledged and shall not pledge its assets for the benefit of any other Person;

          (s) Has held and shall hold itself out as a separate and distinct entity under its own name and not as a division or part of any other Person;

          (t)   Has not made and shall not make loans to any Person;

          (u) Has maintained and shall maintain adequate capital for its normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (v) Has not identified and shall not identify its owners or any Affiliates as a division or part of it;

          (w) Has not entered and shall not enter into or be a party to, any transaction with its owners or its Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party;

          (x) Has maintained and will maintain a governing agreement which will require that such entity shall continue in existence so long as one owner is in existence and has not been declared as bankrupt.

          "Securities" shall have the meaning provided in Section 4.1(s) hereof.
           ----------

          "Securities Act" shall have the meaning provided in Section 4.1(s)
           --------------
hereof.

          "Securities Group" shall have the meaning provided in Section 4.1(s)
           ----------------
hereof.

          "Securitization" shall have the meaning provided in Section 4.1(r)
           --------------
hereof.
          "State" means the State in which the Mortgaged Property is
           -----
situated.

          "Taking" shall mean a taking or voluntary conveyance during the term
           ------
hereof of all or part of the Mortgaged Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any condemnation or other eminent domain proceeding whether or not the same shall have actually been commenced.

          "Tax and Insurance Escrow Fund" shall have the meaning provided in
           -----------------------------
Section 2.7 hereof.

          "Tenant" shall mean HOB Chicago, Inc., a Delaware corporation, as
           ------
tenant under the Net Lease.

          "Title Insurance Policy" shall mean the ALTA Form 1992 lender's title
           ----------------------
insurance policy (in states in which the 1992 form is not available, the 1990 form), insured, co-insured or reinsured by Chicago Title Insurance Company and insuring, the first priority lien in favor of Lender pursuant to the Indenture subject only to the Permitted Encumbrances, and containing such endorsements and affirmative assurances as Lender shall reasonably require.

          "Transfer" shall have the meaning set forth in the Indenture.
           --------

          "UCC" means the Uniform Commercial Code as in effect in a State.
           ---

     2.   GENERAL TERMS
          ------- -----

          Section 2. 1  Amount of the Loan.
          ------------  ------------------

          Subject to the terms and conditions of this Agreement, the Lender shall lend to Borrower the Loan Amount. The Loan to Borrower shall be evidenced by the Note.

          Section 2.2  Use of Proceeds.
          -----------  ---------------

          All proceeds of the Loan shall be used for commercial purposes only in connection with the ownership and operation of the Mortgaged Property (and including reimbursement for costs incurred prior to the date hereof in developing the Mortgaged Property including construction costs) and will not be used for personal, family or household use.

          Section 2.3  Security for the Note.
          -----------  ---------------------

          The Note and Borrower's obligations hereunder and under the other Loan Documents shall be secured by (a) the Indenture; (b) the Assignment; and (c) the other Loan Documents.

          Section 2.4  Payment of Loan.
          -----------  ---------------

          Borrower shall repay the Loan in accordance with the provisions of the Note.

          Section 2.5 Transfer of Mortgaged Property.
          ----------- ----------- ------------------

          Borrower shall not Transfer the Mortgaged Property or any part thereof or permit any Transfer to occur, except in accordance with Section 2.16 of the Indenture.

          Section 2.6  Cash Management.
          -----------  ---------------

          (a)   Rent Account. At all times until the Loan has been repaid in
                ------------
full, Borrower shall cause all payments of Rent under the Net Lease to be promptly delivered by

Tenant directly into the Rent Account by wire transfer. Tenant, by its execution of this Agreement, agrees to make all payments of Rent into the Rent Account and will continue to do so unless and until otherwise instructed by Lender. Lender may establish the Rent Account in the name of Lender, as secured party, or as Lender may otherwise designate. The Rent Account shall be under the sole dominion and control of Lender. Borrower hereby grants to Lender a security interest in Borrower's right, title and interest in all amounts to be deposited into the Rent Account. Borrower hereby irrevocably directs and authorizes Lender to withdraw and apply funds from the Rent Account in accordance with the terms and conditions of this Agreement. Borrower shall not have any right of withdrawal in respect of the Rent Account.

          (b)   Payments from Rent Account. On each Payment Date, Lender shall
                --------------------------
withdraw from the Rent Account an amount necessary to make the Required Debt Service Payment and the Required Tax/Insurance Payment. Provided that no Event of Default has occurred and is continuing, on each Payment Date all monies remaining in the Rent Account in each calendar month after Lender has received the Required Debt Service Payment and the Required Tax/Insurance Payment due in such month shall be withdrawn from the Rent Account and deposited in the Excess Rent Account. If there are not sufficient funds deposited in the Rent Account on or before the Payment Date to fund the applicable Required Debt Service Payment and the Required Tax/Insurance Payment, then a Default shall exist hereunder and Borrower shall, upon demand, deposit immediately available funds into the Rent Account in the amount of any such deficiency, and failure to make such deposit within five (5) days after such demand shall be an Event of Default hereunder. For so long as any Default or Event of Default shall exist and is continuing no disbursements shall be required to be made by Lender from the Rent Account to Borrower, and all amounts held in the Rent Account may be retained by Lender in the Rent Account as security for Borrower's obligations under the Loan Documents or may, at Lender's option, be applied to such obligations.

          (c)   Revenue Account. (i) Subject to the terms of this Section
                ---------------
2.6(c), Borrower shall cause Tenant to promptly remit to the Revenue Account all cash proceeds collected each day by Tenant from Tenant's operations at the Mortgaged Property (the "Cash Proceeds"), which remittance of Cash Proceeds
                         ---- --------
must, during any Excess Cash Event (as such term is hereinafter defined), be made within one Business Day of being collected. Tenant, by its execution of this Agreement, agrees to comply with the terms of the preceding sentence, and agrees that the Revenue Account will not be changed without the consent of Lender (which consent will not be unreasonably withheld so long as Lender is provided access to such new accounts in a manner which will allow Lender to exercise its rights with respect to the Revenue Account as set forth in this Agreement). Subject to the provisions of this Section 2.6(c) and Section 2.6(d), Tenant shall have the right to withdraw funds from the Revenue Account to pay all Operating Expenses incurred by Tenant and to make distributions to itself to the extent the amounts contained in the Revenue Account are in excess of the amounts required to pay Operating Expenses.

          (ii) Upon the occurrence of an Excess Cash Event, Lender shall have the right on the seventh (7th) Business Day of each calendar month to deduct from the Revenue

Account an amount equal to the Excess Cash Flow generated by the operation of Tenant's business at the Mortgaged Property for the prior calendar month, which monies will be transferred by Lender to the Performance Account. On or before the seventh (7th) Business Day of each calendar month during any Excess Cash Event, Borrower shall cause Tenant to furnish Lender with a complete accounting of all Gross Revenue received by Tenant and all Operating Expenses made during the prior calendar month. If Lender does not receive such report on the seventh
(7th) Business Day of any month during an Excess Cash Event (the "Report Delivery Date"), Lender shall have the absolute and unconditional right at any time and from time to time to withdraw from the Revenue Account such amounts as Lender, in its sole and absolute discretion, determines, for application in accordance with the provisions of this Section 2.6(c)(ii), provided, however, that if Lender receives such report within ten (10) days after such Report Delivery Date, Lender shall give due consideration to the information contained therein and make any necessary and appropriate adjustments when it receives the next due monthly report. For the purposes of this Agreement, an "Excess Cash Event" shall be deemed to have occurred (1) whenever an Event of Default has occurred and is continuing, (2) upon the election of Lender, pursuant to the terms of the Note, to extend the maturity date of the Loan from the Initial Maturity Date to the Extended Maturity Date and for so long thereafter as any portion of the Loan remains outstanding, or (3) whenever a breach of either of the Performance Covenants or the Leverage Covenant has occurred and is continuing. If an Event of Default has occurred and is continuing or Lender elects, pursuant to the terms of the Note, to extend the maturity date of the Loan from the Initial Maturity Date to the Extended Maturity Date, Lender shall, notwithstanding anything to the contrary which may be contained in this Agreement (including in the following sentence) have the absolute and unconditional right to apply all monies in the Performance Account to the Indebtedness. Any monies transferred into the Performance Account whenever a breach of either of the Performance Covenants or the Leverage Covenant has occurred and is continuing, shall be held in such account pursuant to Section 2.6(d)(iii) below.

          (iii) Borrower and Tenant hereby grant Lender a security interest in Borrower's and Tenant's respective right, title and interest in all amounts to be deposited into the Revenue Account and the Performance Account. Borrower and Tenant hereby irrevocably direct and authorize Lender to withdraw and apply funds from the Revenue Account in accordance with the terms and conditions of this Agreement.

          (iv) Borrower and Tenant (i) represent that Tenant is affiliated with Borrower and wholly owned by Guarantor and (ii) acknowledge that (x) Borrower, Tenant and Guarantor are receiving substantial benefits from the Loan and (y) Lender would not have made the Loan to Borrower without, among other things, Tenant's agreement to the terms hereof.

          (d)   Restriction on Revenue and Performance Accounts.
                -----------------------------------------------

          (i) For the purposes of this Section 2.6(d), the Performance Covenants will be deemed to have been breached if with respect to the two full calendar quarters that are immediately prior to any date after September 30, 1997, (x) Gross Revenues are less than $7,610,000 or (y) the ratio of EBITDA to Required Debt Service Payments is less than 2:1.

          (ii) For the purposes of this Section 2.6(d), the Leverage Covenant will be deemed to have been breached if at any time the aggregate amount of outstanding and unpaid Borrowings (other than non-recourse debt) of Guarantor and its affiliates on a consolidated basis (the "Guarantor's Includable
                                                 ----------------------
Liabilities") exceeds fifty percent (50%) of the book value (net of
------------
depreciation) of the real and personal property and equipment owned by Guarantor and its affiliates on a consolidated basis excluding any such real and personal property and equipment securing non-recourse debt (the "Guarantor's Includable
                                                        ----------------------
Assets"). Notwithstanding the preceding sentence, the Leverage Covenant will not
--------
be deemed to have been breached if, at a time that Guarantor would otherwise be in breach of the Leverage Covenant, the excess of the Guarantor's Includable Assets over the aggregate amount of the Guarantor's Includable Liabilities equals or exceeds an amount equal to the Principal Amount multiplied by three.
                                                          -------------
For the purposes of this paragraph, "affiliates" of Guarantor shall be those entities with whom Guarantor reports consolidated financial results.

          (iii) During any period of time that there is a breach of either of the Performance Covenants or of the Leverage Covenant, the Tenant shall be prohibited from withdrawing monies from the Revenue Account for any purpose other than to pay Operating Expenses and shall be expressly prohibited during any such period from withdrawing any monies in the Revenue Account for distribution to itself or any Affiliate of Tenant (including, without limitation, any shareholders of Tenant). The amount of monies which are transferred to the Performance Account during any period that there is a breach of the Performance Covenants or the Leverage Covenant shall be herein referred to as "Reserved Monies". If the Performance Covenants, and the Leverage Covenant
       ---------------
are satisfied after one calendar quarter in which there has been a breach of the Performance Covenants or the Leverage Covenant, the Reserved Monies will be returned to the Revenue Account promptly after Lender has received evidence that the Performance Covenants and the Leverage Covenants have been satisfied. If the Performance Covenants and the Leverage Covenant are satisfied after two or more successive calendar quarters in which there has been a breach of the Performance Covenants or a breach of the Leverage Covenant, fifty percent (50%) of the Reserved Monies will be returned to the Revenue Account promptly after Lender has received evidence that the Performance Covenants and the Leverage Covenants have been satisfied, and the remaining fifty percent (50%) of the Reserved Monies will be returned on or about ninety (90) days thereafter. In no event shall Lender be required to return any Reserved Monies at anytime that a Default or an Event of Default shall have occurred and be continuing.

          (e)   Permitted Investments. Upon the written request of the Borrower,
                ---------------------
Lender shall instruct the depositary institution(s) holding the Rent Account and the Performance Account to invest and reinvest any balance in such accounts from time to time in Permitted Investments as instructed by the Borrower and otherwise in accordance with this Section 2.6(e), provided that (i) if the Borrower fails to so instruct such depositary, or upon the occurrence and during the continuance of a Default or Event of Default, Lender may invest and reinvest such balance in Permitted Investments as Lender shall determine in its sole discretion, (ii) the maturities of the Permitted Investments on deposit in the Rent Account and the Performance Account shall, to the extent such dates are ascertainable, be selected and coordinated to become due not later than the day before any disbursements from such accounts must be made, (iii) all such Permitted Investments shall be held in the name and be under the sole dominion and control of Lender, and (iv) no Permitted Investment shall be made unless Lender shall retain a perfected first priority Lien in such Permitted Investment securing the Indebtedness and all filings and other actions necessary to ensure the validity, perfection, and priority of such Lien have been taken. All funds in the Rent Account and the Performance Account that are invested in a Permitted Investment are deemed to be held in such accounts for all purposes of this Agreement and the other Loan Documents. Neither Lender nor any of the other Lender Parties shall have any liability for any loss in investments of funds in the Rent Account and the Performance Account that are invested in Permitted Investments whether Borrower or Lender selected such Permitted Investments in accordance herewith and no such loss shall affect Borrower's obligation to fund, or liability for funding, such accounts. Borrower agrees that Borrower shall include all such earnings on the Rent Account and the Performance Account as income of the Borrower (and, if Borrower is a partnership or other pass-through entity, the partners, members or beneficiaries of Borrower, as the case may be), and shall be the owner of such accounts for federal and applicable state and local tax purposes.

          (f)   Loss Proceeds. Subject to the final sentence of Section 2.6(b),
                -------------
in the event of a casualty to the Mortgaged Property, unless Lender elects or is deemed to have elected or is required pursuant to the Indenture to make the proceeds received under the insurance policy required to be maintained by Borrower ("Insurance Proceeds") available to Borrower or Tenant, as applicable,
          --------------------
for restoration, then, Lender and Borrower shall cause all such Insurance Proceeds (less Borrower's cost of recovering such Insurance Proceeds, including, without limitation, reasonable attorneys' fees) to be paid by the insurer directly to the Rent Account, whereupon Lender shall (after deducting out Lender's cost of recovering and paying out such Insurance Proceeds, including, without limitation, reasonable attorneys' fees) apply same to reduce the Indebtedness, in accordance with the terms of the Note and the Indenture. In the event that Insurance Proceeds are to be applied toward restoration, Lender shall cause such funds to be held in a segregated bank account, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of the Indenture. Unless Lender elects, or is deemed to have elected, pursuant to the Indenture to make all of the proceeds in respect of any Taking (any such proceeds, "Condemnation Proceeds") available to Borrower for restoration, then
           ----------------------
Lender and Borrower shall cause all such Condemnation Proceeds (less Borrower's cost of recovering such Condemnation Proceeds, including, without limitation, reasonable attorneys' fees) to be paid to the Rent Account, whereupon Lender shall (after deducting out Lender's cost of recovering and paying out such Condemnation Proceeds, including, without limitation, reasonable attorneys'
fees) apply same to reduce the Indebtedness in accordance with the terms of the Note and the Indenture; provided, however, that any Condemnation Proceeds
                        --------- -------
received in connection with a temporary taking shall be maintained in the Rent Account and applied by Lender in the same manner as Rent received from Borrower with respect to the operation of the Mortgaged Property; provided further,
                                                         -------- --------
however,
-------
that in the event that the Condemnation Proceeds of any such temporary taking are paid in a lump sum in advance, Lender shall cause such Condemnation Proceeds to be held in a segregated interest-bearing escrow account, which shall be an Eligible Account, shall estimate, in Lender's reasonable discretion, the number of Payment Dates that the Mortgaged Property shall be affected by such temporary taking, shall divide the aggregate Condemnation Proceeds in connection with such temporary taking by such number of Payment Dates, and shall disburse from such escrow account into the Rent Account each Payment Date during the pendency of such temporary taking such installment of said Condemnation Proceeds. In the event that Condemnation Proceeds are to be applied toward restoration, Lender shall cause such funds to be held in a segregated bank account which shall be an Eligible Account, and shall disburse same in accordance with the provisions of the Indenture. If any Insurance Proceeds or Condemnation Proceeds (collectively, "Loss Proceeds") are received by Borrower, such Loss Proceeds (less Borrower's
 -------------
cost of recovering such Loss Proceeds, including, without limitation, reasonable attorneys' fees) shall be received in trust for Lender, shall be segregated from other funds of Borrower, and shall be forthwith paid into the Rent Account, or paid to Lender to hold in a segregated account, in each case to be applied or disbursed in accordance with the foregoing. Any Loss Proceeds made available to the Borrower or Tenant, as applicable, for restoration in accordance herewith, to the extent not used by Borrower or Tenant, as applicable, in connection with, or to the extent they exceed the cost of, such restoration, shall be deposited into the Rent Account, whereupon Lender shall apply the same to reduce the Indebtedness in accordance with the terms of the Note.

          (g)   Bank Fees. Borrower shall pay any fees imposed by the depository
                ---------
institution(s) holding the Rent Account, Revenue Account, Performance Account, Security Deposit Account and any other accounts required or permitted under the terms of this Loan Agreement and the other Loan Documents.

          Section 2.7  Taxes and Insurance.
          -----------  -------------------

          (a) Tax and Insurance Escrow Fund. Borrower shall pay to Lender on
              -----------------------------
each Payment Date (a) one-twelfth of the Impositions that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Impositions at least thirty (30) days prior to their respective due dates, and (b) one-twelfth of the premiums that Lender estimates will be payable for the renewal of the insurance policies required to be maintained by Borrower under Section 2.14 of the Indenture upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such insurance premiums at least thirty (30) days prior to the expiration of such policies (said amounts in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund"). To the extent available, Lender
            -----------------------------
will apply the Tax and Insurance Escrow Fund to payments of Impositions and insurance premiums required to be made by Borrower pursuant to the Indenture on or prior to the date they are due; or to reimburse Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate from Borrower in form and substance satisfactory to Lender. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Impositions) or insurer or agent (with respect to insurance premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Impositions and insurance premiums pursuant to the Indenture, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. In allocating such excess, Lender may deal with the person or entity shown on the records of Lender to be the owner of the Mortgaged Property. If at any time Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the items set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase the monthly payments to Lender by the amount that Lender reasonably estimates is sufficient to make up the deficiency at least thirty
(30) days prior to delinquency of the Impositions and/or expiration of the Policies, as the case may be.

          (b)   Grant of Security Interest. Borrower hereby pledges, assigns and
                --------------------------
grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Tax and Insurance Escrow Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Tax and Insurance Escrow Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-l Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

          (c)   Application of Tax and Insurance Escrow Fund. Upon the
                --------------------------------------------
occurrence of an Event of Default, Lender may apply any sums then present in the Tax and Insurance Escrow Fund to the payment of the following items in any order in its sole discretion: (a) Impositions; (b) insurance premiums; (c) interest on the unpaid principal balance of the Note; (d) amortization of the unpaid principal balance of the Note; or (e) all other sums payable pursuant to this Agreement and the other Loan Documents. The Tax and Insurance Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Tax and Insurance Escrow Fund shall be held by Lender in an account in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Section 2.7. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Tax and Insurance Escrow Fund.

          Section 2.8  Supplemental Mortgage Affidavits.
          -----------  --------------------------------

          The lien created by the Indenture is intended to encumber the Mortgaged Property to the full extent of the Indebtedness. As of the date hereof, Borrower has paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of the Indenture in the State in which the Mortgaged Property is located based upon the foregoing.

     3.   REPRESENTATIONS AND WARRANTIES

          Section 3.1  Borrower's Representations.
          -----------  --------------------------

          Borrower represents and warrants that, as of the date hereof:

          (a)  Organization.  Borrower (i) is a duly organized and validly
               ------------
     existing limited partnership, in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite power and authority to own its properties (including, without limitation, the Mortgaged Property) and to carry on its business as now being conducted and is qualified to do business in every jurisdiction where it conducts business,
     (iii) has the power to execute and deliver, and perform its obligations under this Agreement, the Note, the Indenture and all of the other Loan Documents to which it is a party, and (iv) has duly qualified and is authorized to do business and is in good standing as a limited partnership in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified. Guarantor (i) is a duly organized and validly existing corporation, in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite power and authority to own its properties and to carry on its business as now being conducted and is qualified to do business in every jurisdiction where it conducts business, (iii) has the power to execute and deliver, and perform its obligations under the Guaranty and the Environmental Guaranty, and (iv) has duly qualified and is authorized to do business and is in good standing as a corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.

          (b)  Authorization. Borrower's execution and delivery of this
               -------------
     Agreement, the Note, the Indenture and each of the other Loan Documents, Borrower's performance of its respective obligations thereunder and the creation of the security interests and liens provided for in this Agreement and the other Loan Documents have been duly authorized by all requisite action on the part of Borrower, including the consent of its partners, shareholders, members, managers, trustees, beneficiaries and/or directors, as applicable, and where required, will not violate any provision of any Legal Requirements (to the best knowledge of Borrower), any order of any court or other Governmental Authority, the partnership agreement, certificate of incorporation, certificate of formation, operating agreement, declaration of trust or bylaws of Borrower, as the case may be, or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be provided by this Agreement, the Note, the Indenture or any other Loan Document, result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to any such indenture, agreement or instrument. Guarantor's execution and delivery of the Guaranty and the Environmental Guaranty and Guarantor's performance of its respective obligations thereunder has been duly authorized by all requisite action on the part of Guarantor, including the consent of its shareholders and/or directors, as applicable, and where required, will not violate any provision of any Legal Requirements (to the best knowledge of Borrower), any order of any court or other Governmental Authority, the certificate of incorporation or bylaws of Guarantor, or any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Guarantor pursuant to any such indenture, agreement or instrument. Guarantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of the Guaranty and the Environmental Guaranty.

     (c) Litigation. There are no actions, suits or proceedings at law or in
         ----------
equity by or before any Governmental Authority or other agency now pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower, Guarantor or the Mortgaged Property, which actions, suits or proceedings, if determined against Borrower, Guarantor or the Mortgaged Property, might materially adversely affect the condition (financial or otherwise) or business of Borrower or Guarantor or the condition or ownership of the Mortgaged Property.

     (d) Agreements. Borrower is not a party to any agreement or instrument or
         ----------
subject to any restriction which might materially adversely affect Borrower or the Mortgaged Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or the Mortgaged Property is bound which might materially adversely affect Borrower or the Mortgaged Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise.

     (e) Title to the Mortgaged Property. Borrower owns good, marketable and
         -------------------------------
insurable fee simple title to the Mortgaged Property, free and clear of all covenants, liens, encumbrances, restrictions, easements and other matters affecting title other than the Permitted Encumbrances. There are no outstanding options or rights of first refusal affecting the Mortgaged Property or any portion thereof.

     (f) No Bankruptcy Filing. Neither Borrower nor Guarantor is contemplating
         --------------------
either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's or Guarantor's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or Guarantor. Neither Borrower nor Guarantor is currently the subject of any bankruptcy or similar proceeding under any state or federal law and the Mortgaged Property is not currently under the jurisdiction of any bankruptcy court or other court having similar jurisdiction.

     (g) Full and Accurate Disclosure. No statement of fact made by or on behalf
         ----------------------------
of Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which adversely affects or might adversely affect, the Mortgaged Property or the business, operations or condition (financial or otherwise) of Borrower or Guarantor.

     (h) Tax Filings. Borrower has filed all federal, state and local tax
         -----------
returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower. Borrower believes that its tax returns properly reflect the income and taxes of Borrower for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

     (i) Compliance. Borrower has not received any written notice that the
         ----------
Mortgaged Property or the use thereof do not comply with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of Borrower.

     (j) Use of Proceeds. Borrower's use of the proceeds of the Loan are and
         ---------------
will continue to be for the purposes described in Section 2.2 hereof.

     (k) Financial Information. All financial data that has been delivered by
         ---------------------
Borrower or Guarantor to Lender (i) is true, complete and correct in all material respects. (ii) accurately represents the financial condition of the Persons covered thereby as of the date of such reports, and (iii) has been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. As of the date of this Agreement, neither Borrower nor Guarantor has a material contingent liability, liability for taxes or other unusual or forward commitment not reflected in such financial statements. Since the latest date of the financial data provided to Lender by Borrower and Guarantor, except as otherwise disclosed in such financial statements or notes thereto, there has been no material adverse change in the assets, liabilities or financial position of Borrower or Guarantor or in the results of operations of Borrower or Guarantor. Neither Borrower nor Guarantor has incurred any obligation or liability, contingent or otherwise, that is not reflected in such financial statements which might adversely affect its business operations or the Mortgaged Property.

     (l) Condemnation. No Taking has been commenced or, to Borrower's best
         ------------
knowledge, is contemplated with respect to all or any portion of the Mortgaged Property or for the relocation of roadways providing access to the Mortgaged Property.

     (m) Other Mortgage Debt. Borrower has not received and will not borrow or
         -------------------
receive other debt financing secured by the Mortgaged Property or any part thereof.

     (n) Federal Reserve Regulations. No part of the proceeds of the Loan will
         ---------------------------
be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation G, T, U and X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement.

     (o) Utilities and Public Access. The Mortgaged Property has adequate rights
         ---------------------------
of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities for the operation of the Mortgaged Property (assuming no vacant residential or commercial space) as currently operated. All public utilities necessary or convenient to the full use and enjoyment of the Mortgaged Property as currently operated (assuming no vacant residential or commercial space) are located in the public right-of-way abutting the Premises, and all such utilities are connected so as to serve the Mortgaged Property without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting the Mortgaged Property, and such easement is insured under the Title Insurance Policy. The location of all Improvements to the Mortgaged Property is within applicable setback lines. All roads necessary for the full utilization of the Mortgaged Property for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities.

     (p) Environmental Compliance. Borrower has not received any written notice
         ------------------------
that the Mortgaged Property is not in full compliance with all applicable Environmental Laws, which compliance includes, but is not limited to, the possession by Borrower or Tenant or any other tenant of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except where the failure to comply with such laws would not materially adversely affect Lender's security interest in the Mortgaged Property, or the condition (financial or otherwise) of Borrower. Borrower has not received any written communication, whether from a Governmental Authority, citizens group, employee or otherwise, that alleges that Borrower or Tenant is not in such compliance. There is no Environmental Claim pending or, to Borrower's best knowledge, threatened, against Borrower in connection with the Mortgaged Property or, to

Borrower's actual knowledge, against any Person whose liability for any such Environmental Claim Borrower has or may have retained or assumed either contractually or by operation of law. To Borrower's actual knowledge, there are no present or past actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Hazardous Substance, that are likely to form the basis of any Environmental Claim against Borrower in connection with the Mortgaged Property or, to Borrower's actual knowledge, against any Person whose liability for any Environmental Claim Borrower has or may have retained or assumed either contractually or by operation of law, except for any such Environmental Claim that would not materially adversely affect the value of Lender's security interest in the Mortgaged Property or the condition (financial or otherwise) of Borrower.

     (q) Solvency. Giving effect to the transactions contemplated hereby, the
         --------
fair saleable value of the Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than such Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).

     (r) Not Foreign Person. Borrower is not a "foreign person" within the
         ------------------
meaning of (S) 1445(f)(3) of the I.R.C.

     (s)  Single Purpose Entity.
          ---------------------

              (i) Borrower at all times since its formation has been, and will continue to be, a duly formed and existing limited partnership, general partnership, corporation, business trust or a limited liability company and, in each case, a Single Purpose Entity. Borrower (and each General Partner and Corporate General Partner or if Borrower is a limited liability company, each managing member) at all times since its formation has been, and will continue to be, duly qualified as a foreign partnership, corporation, business trust or limited liability company in each jurisdiction in which such qualification was or may be necessary for the conduct of its business.

              (ii) If Borrower is a limited partnership, at least one general partner of Borrower at all times since its formation has been, and will continue to be, a duly formed and existing corporation which is a Single Purpose Entity. If Borrower is a limited liability company, at least one managing member of Borrower at all times since its formation has been, and will continue to be, a duly formed and existing corporation which is a Single Purpose Entity.

              (iii) Borrower at all times since its formation has complied, and will continue to comply, with the provisions of its organizational documents and the laws of its jurisdiction of formation relating to partnerships, corporations, trusts or limited liability companies, as the case may be.

     (t) No Joint Assessment. Separate Tax Lots. Borrower shall not suffer,
         --------------------------------------
permit or initiate the joint assessment of the Mortgaged Property (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Mortgaged Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Mortgaged Property as a single lien. Borrower agrees to promptly initiate and prosecute in good faith and with due diligence the proceedings necessary to have the Mortgaged Property assessed as a separate tax parcel, provided that such assessment shall be completed on or before November 30, 1997 or, in the event that Borrower on or before November 30, 1997 obtains from the appropriate state or municipal authority an extension in writing of the final date for such assessment (and promptly delivers a copy of such written extension to Borrower), such extended date. Notwithstanding the foregoing, such assessment shall be completed no later than November 30, 1998.

     (u) Assessments. There are no pending or, to Borrower's actual knowledge,
         -----------
proposed special or other assessments for public improvements or otherwise affecting the Mortgaged Property which are not the obligation of Tenant under the Net Lease, nor are there any contemplated improvements to the Mortgaged Property that may result in such special or other assessments which will not be the obligation of Tenant under the Net Lease.

     (v) Indenture Lien. The Indenture creates, and Lender has, a valid and
         --------------
enforceable first deed of trust or first mortgage Lien on the Mortgaged Property in which Borrower owns a fee simple estate, as security for the repayment of the Indebtedness, subject only to the Permitted Encumbrances. All property covered by any Collateral Security Instrument is subject to a Uniform Commercial Code financing statement filed and/or recorded and refiled and rerecorded, as appropriate, in all places necessary to perfect a valid first priority security interest with respect to the rights and property that are the subject of such Collateral Security Instrument (collectively, the "Financing Statements").

     (w) Enforceability. The Note, the Indenture and each other Loan Document
         --------------
executed by Borrower in connection therewith, including without limitation, any

Collateral Security Instrument, is original, and each is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and equitable principles. Said Note and Indenture and the other Loan Documents executed by Borrower are, as of the date hereof, not subject to any right of rescission, setoff, counterclaim or defense by Borrower, including the defense of usury, nor will the operation of any of the terms of said Note, the Indenture and other Loan Documents executed by Borrower, or the exercise of any right thereunder, render the Indenture unenforceable against Borrower, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto. The Guaranty and the Environmental Guaranty are each an original, and are each the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with their terms, subject to bankruptcy, insolvency and equitable principles. Neither the Guaranty nor the Environmental Guaranty is, as of the date hereof, subject to any right of rescission, setoff, counterclaim or defense by Guarantor, including the defense of usury, nor will the operation of any of the terms of the Guaranty or the Environmental Guaranty or the exercise of any right thereunder, render the Indenture unenforceable against Borrower or the Guaranty or the Environmental Guaranty unenforceable against Guarantor, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and neither Borrower nor Guarantor has asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

     (x) Creation of Lien. Each Collateral Security Instrument delivered in
         ----------------
connection with the origination of the Loan establishes and creates a valid, subsisting and enforceable Lien on and a security interest in, or claim to, the rights and property described therein.

     (y) No Prior Assignment. As of the date hereof, (i) Lender is the assignee
         -------------------
of Borrower's interest under the Leases, and (ii) there are no prior assignments of the Leases or any portion of the Property Income due and payable or to become due and payable which are presently outstanding.

     (z) Insurance. Borrower has obtained and has delivered to Lender insurance
         ---------
policies satisfying insurance coverage, amounts and other requirements set forth in Section 2 of the Indenture.

     (aa) Certificate of Occupancy. Borrower or Tenant, as applicable, has
          ------------------------
obtained (i) all permits, licenses, approvals and franchises (the "Permits") necessary and all Permits which a commercially reasonable property owner and operator would obtain, in order to use and operate the Mortgaged Property. The use being made of the Mortgaged Property is in conformity with any applicable certificate of occupancy and/or commercial license.

     (ab) Flood Zone. The Improvements are not located in a flood hazard area as
          ----------
defined by the Federal Insurance Administration.

     (ac) Security Deposits. As of the date hereof, Borrower has not received
          -----------------
nor is Borrower entitled to any security deposit from Tenant under the Net Lease. If, after the date hereof, Borrower shall receive any security deposits from tenants under any Leases at the Mortgaged Property, same shall be deposited by Borrower, into a segregated bank account at such commercial or savings bank or banks as may be reasonably satisfactory to Lender (the "Security Deposit Account") in accordance with applicable law.

     (ad) No Plan Assets. Borrower is not an "employee benefit plan," as defined
          --------------
in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitute or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

     (ae) Physical Condition. The Mortgaged Property, including all buildings,
          ------------------
improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in the Mortgaged Property, whether latent or otherwise. Neither the Borrower nor any of its Affiliates has received notice from any insurance company or bonding company of any defects or inadequacies in any of the Mortgage Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

     (af) Survey. To Borrower's best knowledge and belief, the surveys for the
          ------
Mortgaged Property delivered to Lender in connection with the Loan does not fail to reflect any material matter affecting the Mortgaged Property or the title thereto.

     (ag) Investment Company Act. Borrower is not (i) an "investment company" or
          ----------------------
a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     Section 3.2  Survival of Representations.
     -----------  ---------------------------

          Borrower agrees that all of the representations and warranties of Borrower set forth in Section 3.1 and elsewhere in this Agreement and in the other Loan Documents are made as of the date hereof (except as expressly otherwise provided) and shall survive the delivery of the Note and making of the Loan and continue for so long as any amount remains owing to Lender under this Agreement, the Note or any of the other Loan Documents; provided, however, that the representations set forth in clause (p) of Section 3.1 shall survive in perpetuity. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

     4.   AFFIRMATIVE COVENANTS
          ---------------------

          Section 4.1  Borrower Covenants.
          ------------ ------------------

          Borrower covenants and agrees, from the date hereof and until payment in full of the Indebtedness under the Note or the earlier release of the Indenture, as follows:

          (a) Existence; Compliance with Legal Requirements, Insurance.
              --------------------------------------------------------

               (i) Borrower will do or cause to be done all things necessary to comply with all Legal Requirements applicable to Borrower and to preserve, renew and keep in full force and effect its existence, and to the extent necessary or desirable for the conduct of its business, its rights, licenses, permits and franchises. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep or cause Tenant or any future tenant of the Mortgaged Property to keep the Mortgaged Property in compliance with all Legal Requirements and in good working order and repair, ordinary wear and tear excepted, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Indenture. Borrower shall keep or cause Tenant to keep the Mortgaged Property insured at all times, by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in the Indenture.

               (ii)  Without limiting the generality of the foregoing, Borrower
     (A) will or will cause an Environmental Consultant to inspect, handle, encapsulate, treat and remove asbestos located at the Premises, if any, as required by Legal Requirements or as recommended in the Environmental Report and (B) shall implement and continue, throughout the term of this Agreement, to conduct a compliance program to ensure that any such asbestos is at all times maintained or removed in accordance with Legal Requirements and such recommendations.

          (b) Impositions and Other Claims. Borrower will pay and discharge or
              ----------------------------
cause to be paid and discharged all Impositions, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien, all as more fully provided, and to the extent required, in the Indenture.

          (c) Litigation. Borrower will give prompt written notice to Lender of
              ----------
any litigation or governmental proceedings pending or threatened (in writing) against Borrower which might materially adversely affect Borrower's condition (financial or otherwise) or business.

          (d)  Environmental Remediation.
               -------------------------

               (i) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (collectively, the "Remedial Work") is required on the Mortgaged Property
                         -------------
     pursuant to an order or directive of any Governmental Authority or under any applicable Environmental Law, or in Lender's opinion, based upon recommendations of a qualified environmental engineer reasonably acceptable to Lender, after notice to Borrower, is reasonably necessary to prevent future liability under any applicable Environmental Law, because of or in connection with the current or future presence, suspected presence, release, or suspected release of a Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or from the Mortgaged Property or any portion thereof, Borrower shall (at Borrower's sole cost and expense), or shall cause such responsible third parties to promptly commence and diligently prosecute to completion (or cause to be commenced and diligently prosecuted to completion) all such Remedial Work. In all events, such Remedial Work shall be commenced within thirty (30) days after any demand therefor by Lender or such shorter period as may be required under any applicable Environmental Law; however, Borrower shall not be required to commence such Remedial Work within the above specified time periods if prevented from doing so by any Governmental Authority, or if commencing such Remedial Work within such time periods would result in Borrower or such Remedial Work violating any Environmental Law. All such Remedial Work shall be commenced within thirty (30) days after any demand therefor by Lender or such shorter period as may be required under any applicable Environmental Law; however, Borrower shall not be required to commence such Remedial Work within the above-specified time periods if (x) prevented from doing so by any Governmental Authority, (y) commencing such Remedial Work within such time periods would result in Borrower or such Remedial Work violating any Environmental Law or (z) Borrower is contesting in good faith and by appropriate proceedings the applicability of the relevant Environmental Laws; provided that such contest shall not (i) create or materially increase the risk of any civil or criminal liability of any kind whatsoever on the part of Lender or (ii) permit or materially increase the risk of the spread, release or suspected release of any Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or emanating from the Property or any portion thereof during the pendency of such contest.

          (ii) All Remedial Work under subsection (d)(i) hereof shall be performed by contractors, and under the supervision of a consulting engineer, each approved in advance by Lender (which approval shall not be unreasonably withheld or delayed). All costs and expenses reasonably incurred in connection with such Remedial Work and Lender's reasonable monitoring or review of such Remedial Work (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) shall be paid by Borrower. If Borrower does not timely commence and diligently prosecute to completion the Remedial Work, then Lender may (but shall not be obligated to) cause such Remedial Work to be performed. The Borrower agrees to bear and shall pay or reimburse Lender on demand for all Advances (as defined in the Indenture) and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to or incurred by Lender in connection with monitoring, reviewing or performing any such Remedial Work.

          (iii) Except with Lender's prior written consent, Borrower shall not commence any Remedial Work under subsection (d)(i) hereof or enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which might, in Lender's sole judgment, impair the value of Lender's security hereunder to a material degree. Lender's prior written consent shall not be required, however, if the presence or threatened presence of Hazardous Substances on, under or about the Mortgaged Property poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, or if Lender fails to respond to any notification by Borrower hereunder within twenty (20) Business Days from the date of such notification. In such events, Borrower shall notify Lender as soon as practicable of any action taken.

     (e)  Environmental Matters; Inspection.
          ---------------------------------

          (i) Upon reasonable prior notice, Lender and its agents, representatives and employees shall have the right at all reasonable times and during normal business hours, except to the extent such access is limited by applicable law, to enter upon and inspect all or any portion of the Mortgaged Property, provided that such inspections shall not unreasonably interfere with the operation thereof or the tenants thereon. At its sole expense, except as provided in subparagraph (e)(ii) hereof, (y) Lender may retain an environmental consultant to conduct and prepare reports of such inspections and (z) Borrower shall be given a reasonable opportunity to review any and all reports, data and other documents or materials reviewed or prepared by the consultant, and to submit comments and suggested revisions or rebuttals to same. The inspection rights granted to Lender in this Section 4.1(e) shall be in addition to, and not in limitation of, any other inspection rights granted to Lender in this Agreement, and shall expressly include the right to conduct soil borings and other customary environmental tests, assessments and audits in compliance with applicable Legal

    Requirements; provided, that, except as set forth in clause (ii) below, Lender shall repair any damage caused by such borings, tests, assessments or audits.

                  (ii) Borrower agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to or incurred by Lender in connection with the inspections, tests and reports described in this Section 4.1(e) in the following situations:

               (x) If Lender has reasonable grounds to believe at the time any such inspection is ordered, that there exists an Environmental Violation or that a Hazardous Substance is present on, under or emanating from the Mortgaged Property, or is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document;

               (y) If any such inspection reveals an Environmental Violation or that a Hazardous Substance is present on, under or emanating to or from the Mortgaged Property or is migrating from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document; or

               (z) If an Event of Default exists at the time any such inspection is ordered.

          (f) Environmental Notices. To the extent that Borrower has knowledge
              ---------------------
thereof, Borrower shall promptly provide notice to Lender of:

              (i) any proceeding or investigation commenced or threatened by any Governmental Authority with respect to the presence of any Hazardous Substance on, under or emanating from the Mortgaged Property;

              (ii) any proceeding or investigation commenced or threatened by any Governmental Authority, against Borrower, with respect to the presence, suspected presence, release or threatened release of Hazardous Substances from any property not owned by Borrower, including, but not limited to, proceedings under the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq.;
                                                        -- ---

              (iii) all claims made or any lawsuit or other legal action or proceeding brought by any Person against (A) Borrower or the Mortgaged Property or any portion thereof, or (B) any other party occupying the Mortgaged Property or any portion thereof, in any such case relating to any loss or injury allegedly resulting from any Hazardous Substance or relating to any violation or alleged violation of Environmental Law;

               (iv) the discovery of any occurrence or condition on the Mortgaged Property or on any real property adjoining or in the vicinity of the Mortgaged Property, of which Borrower becomes aware, which reasonably could be expected to lead to the Mortgaged Property or any portion thereof being in violation of any Environmental Law or subject to any restriction on ownership, occupancy, transferability or use under any Environmental Law (collectively, an "Environmental Violation") or which might subject Lender
                        -----------------------
     to an Environmental Claim; and

                   (v) the commencement and completion of any Remedial Work.

          (g) Copies of Notices. Borrower will transmit to Lender copies of any
              -----------------
citations, orders, notices or other communications received by Borrower from any Person with respect to the notices described in Section 4.1(f) hereof.

          (h) Environmental Claims. Lender may join and participate in, as a
              --------------------
party if Lender so determines, any legal or administrative proceeding or action concerning the Mortgaged Property or any portion thereof under any Environmental Law, if, in Lender's reasonable judgment, the interests of Lender will not be adequately protected by Borrower. Borrower agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) relating to or incurred by Lender in connection with any such action or proceeding.

          (i) Indemnification. Borrower agrees to indemnify, reimburse, defend,
              ---------------
and hold harmless Lender and the other Lender Parties for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, punitive and consequential damages, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of Lender and the other Lender Parties), asserted against, resulting to, imposed on, or incurred by Lender and/or the other Lender Parties, directly or indirectly, in connection with any of the following:

               (i) the events, circumstances, or conditions which are alleged to, or do, (1) relate to the presence, or release into the environment, of any Hazardous Substance at any location owned, leased or operated by the Borrower or relate to circumstances forming the basis of any violation, or alleged violation, of any Environmental Law by the Borrower or with respect to any such locations, and in either case, result in Environmental Claims, or (2) constitute Environmental Violations;

               (ii) any pollution or threat to human health or the environment that is related in any way to Borrower's or any previous owner's or operator's management, use, control, ownership or operation of the Mortgaged Property, including, without limitation, all onsite and offsite activities involving Hazardous

     Substances, and whether occurring, existing or arising prior to or from and after the date hereof, and whether or not the pollution or threat to human health or the environment is described in the Environmental Report;

               (iii) any Environmental Claim against any Person whose liability for such Environmental Claim Borrower has or may have assumed or retained either contractually or by operation of law;

               (iv) any Remedial Work under subsection 4.1(d)(i) hereof, required to be performed pursuant to any Environmental Law or the terms hereof; or

               (v) the breach of any environmental representation, warranty or covenant set forth in this Agreement;

including in each case, without limitation, with respect to each of the Lender Parties, as the case may be, to the extent such Environmental Claims result from their respective negligence, except in each case, to the extent that they result solely from their respective gross negligence or willful misconduct.

          The indemnity provided in this Section 4.1(i) shall not be included in any exculpation of Borrower or the General Partner, if any, from personal liability provided in this Agreement or in any of the other Loan Documents (but in no event shall any trustee of Borrower have any personal liability hereunder) and shall survive the repayment in full of the Indebtedness, any foreclosure of the Mortgaged Property and the satisfaction and release of the Indenture or reconveyance. Nothing in this Section 4.1(i) shall be deemed to deprive Lender of any rights or remedies provided to it elsewhere in this Agreement or the other Loan Documents. Notwithstanding anything to the contrary set forth herein, if title to the Mortgaged Property is transferred to Lender or its nominee pursuant to a foreclosure or a deed-in-lieu of foreclosure and neither Tenant nor any Affiliate of Tenant is a tenant of the Mortgaged Property, then (i) in the event that Lender's willful misconduct or gross negligence with respect to Hazardous Substances existing on, at or under the Mortgage Property prior to such transfer of title causes additional liability with respect to such Hazardous Substances, Borrower shall have no obligation to indemnify the Lender Parties for the cost, if any, of such additional liability, and (ii) Borrower shall have no obligation to indemnify the Lender Parties for liability arising from Hazardous Substances placed, released or disposed on, at or under the Mortgaged Property after the date of such transfer of title solely through the willful misconduct or negligence of Lender.

          (j) Access to Premises. Subject to the terms of the Net Lease and
              ------------------
Tenant's rights thereunder, Borrower will permit agents, representatives and employees of Lender to inspect the Mortgaged Property or any part thereof at reasonable hours upon reasonable advance written notice.

          (k) Notice of Default. Borrower will promptly advise Lender of any
              -----------------
material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Event of Default by Borrower, or of the occurrence of any event which upon notice or the passage of time or both would constitute an Event of Default.

          (l) Cooperate In Legal Proceedings. Borrower will cooperate fully with
              ------------------------------
Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings at Lender's expense.

          (m) Perform Loan Documents. Borrower shall observe, perform and
              ----------------------
satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents.

          (n) Insurance Benefits. Borrower shall cooperate with Lender in
              ------------------
obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in connection with the Mortgaged Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the payment by Borrower of the expense of an Appraisal on behalf of Lender in case of a fire or other casualty) out of such Insurance Proceeds, all as more specifically provided in the Indenture.

          (o) Further Assurances. Borrower shall, at Borrower's sole cost and
              ------------------
expense:

               (i) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications (to the extent in Borrower's possession or readily obtainable by Borrower), Appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

               (ii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the Note, as Lender may reasonably require; provided, same shall not create any personal liability on the part of Borrower except as expressly provided herein or in the other Loan Documents; and

               (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time; provided, same shall not create any personal liability on the part of Borrower except as expressly provided herein or in the other Loan Documents.

          (p)  Financial Reporting
               -------------------

                    (i) Borrower will keep and maintain or will cause to be kept and maintained on a fiscal year basis, in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation thereof, whether such income or expense may be realized by Borrower or by any other Person whatsoever, excepting lessees unrelated to and unaffiliated with Borrower who have leased from Borrower portions of the Mortgaged Property for the purpose of occupying the same. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Mortgaged Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

                    (ii) Borrower will furnish Lender annually, within one hundred twenty (120) days following the end of each Fiscal Year of Borrower, Tenant and Guarantor, with a complete copy of Borrower's, Tenant's and Guarantor's financial statement audited by a nationally-recognized Independent certified public accountant that is reasonably acceptable to Lender (in accordance with GAAP except as disclosed in accordance with generally accepted auditing standards consistently applied as in effect as of the end of such Fiscal Year) containing a statement of revenues and expenses, a statement of assets and liabilities and a statement of each such entity's equity. Each such annual statement shall indicate compliance with any financial covenant relating, to Borrower, Tenant or Guarantor contained in the Loan Documents. Together with such annual financial statements, each such entity shall furnish to Lender an Officer's Certificate certifying as of the date thereof (A) that the annual financial statements accurately represent the results of operation and financial condition of such entity all in accordance with GAAP (except as disclosed) and in accordance with generally accepted auditing standards consistently applied, and (B) whether there exists an event or circumstance which constitutes, or which upon notice or lapse of time or both would constitute, a Default under this Agreement, the Note or any other Loan Document executed and delivered by Borrower, and if such event or circumstance exists, the nature thereof, the period of time it has existed and the action then being taken to remedy such event or circumstance.

                    (iii) Borrower will furnish Lender quarterly, within thirty
(30) days following the end of each calendar quarter, with a complete copy of Borrower's, Tenant's and Guarantor's financial statement, unaudited, containing a statement of revenues and expenses, a statement of assets and liabilities and a statement of each such entity's equity. Together with such quarterly financial statements, each such entity shall furnish to Lender an Officer's Certificate certifying as of the date thereof that the quarterly financial statements accurately represent the results of operation and financial condition of such entity.

                 (iv) Borrower will furnish Lender monthly, within thirty (30) days following the end of each month, with a complete copy of the reports made by Tenant to calculate Percentage Rent under the Lease.

                 (v) Borrower shall furnish to Lender, within thirty (30) Business Days after Lender's request therefor, such further detailed information with respect to the operation of the Mortgaged Property and the financial affairs of Borrower as may be reasonably requested by Lender. Borrower shall also furnish to Lender any financial reports delivered to Borrower by Tenant.

          (q) Financing Statements. Borrower shall, promptly upon Lender's
              --------------------
request, at Borrower's sole cost and expense, timely file or refile, or cause to be filed or refiled, all continuations and any assignments of any of the Financing Statements as appropriate, in the appropriate recording offices, such that Lender will continue to have a valid and perfected first Lien on the collateral secured by such Financing Statements.

          (r) Securitization Transaction. In the event this Loan becomes the
              --------------------------
subject of a transaction involving the sale of the Loan or participation therein or the sale or transfer of the Loan to a trust or other special purpose vehicle to be formed as part of a transaction involving the issuance of publicly or privately placed, rated or unrated mortgage pass-through securities (each a "Securitization"), Borrower and Tenant shall cooperate with and take such
-----------------
actions as may be reasonably required by Lender, the Rating Agencies or the marketplace in connection with such a Securitization. Without limiting the foregoing, Borrower shall: (i) within ten (10) Business Days after Lender's written request therefor, deliver opinions in form and substance and delivered by counsel reasonably acceptable to Lender and the Rating Agencies, as may be reasonably required by Lender or the Rating Agencies in connection with such Securitization including, without limitation, opinions on due authorization, execution, enforceability, substantive non-consolidation, fraudulent conveyance, true sale and 10b-5 opinions, (ii) upon Lender's written request therefor, promptly deliver such audited or unaudited financial statements and related documentation prepared by an Independent certified public accountant and other financial information relating to the Mortgaged Property or Borrower as may be reasonably requested by Lender or the Rating Agencies, (iii) provide Lender and the Rating Agencies business plans and budgets relating to the Mortgaged Property and such other information as may be reasonably requested by Lender or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization, (iv) perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Mortgaged Property and Borrower, all as may be reasonably requested by Lender or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization, (v) make such representations and warranties as of the closing date of the Securitization with respect to the Mortgaged Property, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by Lender or the Rating Agencies, including certifying as to the accuracy of the representations and warranties made in the Loan Documents, (vi) execute such amendments to the Loan Documents and Borrower's organizational documents, enter into additional lock-box or similar arrangements with respect to the Rents and Excess Cash Flow and establish and fund such reserve funds (including reserve funds for deferred maintenance and capital improvements) as may be reasonably requested by Lender or the Rating Agencies or otherwise to effect the Securitization, provided that no such amendments shall alter any material provisions of the Loan Documents and Borrower's organizational documents without Borrower's prior consent (which consent shall not be unreasonably withheld),
(vii) provide such information as may be reasonably requested by such Rating Agencies in connection with any surveillance conducted after the closing of such Securitization, and (viii) meet with representatives of such Rating Agencies to discuss the business and operations of the Mortgaged Property and otherwise cooperate with the reasonable requests of Lender and the Rating Agencies in connection with all of the foregoing, provided, however, that in connection with the foregoing Borrower shall not be required to acquiesce in respect of material modifications to the Loan or the Loan Documents relating to (1) the interest rate payable in respect of the Loan, (2) the stated maturity of the Loan, (3) the amortization of the Loan, and (4) the calculation of applicable prepayment consideration. Lender shall reimburse Borrower for third-party costs and expenses incurred by Borrower specifically in fulfillment of its obligations under this Section 4.1(r), provided that Borrower shall be responsible for (x) any internal costs and expenses attributable to this Section 4.1(r), including, without limitation, Borrower's administrative and overhead costs and compensation to Borrower's officers and employees and (y) any costs and expenses incurred in connection with any item which Borrower is already obligated to provide, deliver or obtain under this Agreement. In addition, at the direction of Lender, Borrower will have added to the surveys delivered in connection with the Loan (as parties to whom such surveys are certified), any person or entity now or hereafter having an interest in the Loan, at the cost and expense of Borrower.

          (s) Securitization Indemnification. (i) Borrower understands that
              ------------------------------
certain of the information provided by Borrower pursuant to Section 4.1(r) above (the "Provided Information") may be included in disclosure documents in
      ---------------------
connection with the Securitization, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings
                     ---------- ---------
with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of
                       ----------------
1934, as amended (the "Exchange Act"), or provided or made available to
                       --------------
investors or prospective investors in the securities offered pursuant to the Securitization (the "Securities"), the Rating Agencies, and service providers
                     ----------
relating to the Securitization. Borrower agrees and covenants that it will cooperate with Lender in the preparation of the Disclosure Document and will provide all current information pertaining to Borrower and the Mortgaged Property necessary to cause the Disclosure Document to be accurate and complete in all material respects.

          (ii) In connection with a Securitization transaction, Borrower agrees to provide an indemnification agreement in which Borrower shall:

                (A) certify that (i) Borrower has carefully examined those portions of any Disclosure Document reasonably identified by Lender as pertaining to Borrower, the Mortgaged Property and the Loan and (ii) such sections do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

                (B) indemnify Lender, any placement agent or underwriter of the Securities, each party that has filed a registration statement relating to the securities (a "Registration Statement") and each of their respective officers,
               -----------------------
directors and each person or entity who controls such party within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act (individually and collectively, the "Securities Group") for any losses, claims,
                                     -----------------
damages, costs, expenses or liabilities (the "Liabilities") to which the
                                              ------------
Securities Group may become subject insofar as the Liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the applicable sections of the Disclosure Document identified by Lender as provided above as pertaining to Borrower, the Mortgaged Property or the Loan, or the omission or alleged omission to state in such sections a material fact known to Borrower required or necessary to be stated in such sections in order to make the statements in such sections, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in any Provided Information, or the omission or alleged omission to state in such Provided Information a material fact known to Borrower required or necessary to be stated in such Provided Information in order to make the statements in such Provided Information, in light of the circumstances under which they were made, not misleading; and

                (C) agree to reimburse the Securities Group for any legal or other expenses reasonably incurred by such parties in connection with investigating or defending the Liabilities. The indemnity agreement will be in addition to any liability to the Securities Group which Borrower may otherwise have.

     5.   NEGATIVE COVENANTS
          ------------------

          Section 5.1  Borrower Negative Covenants.
          -----------  ---------------------------

          Borrower covenants and agrees that, until payment in full of the Indebtedness under the Note, it will not do, directly or indirectly, any of the following unless Lender consents thereto in writing:

          (a) Liens on the Mortgaged Property. Incur, create, assume, become or
              -------------------------------
     be liable in any manner with respect to, or permit to exist, any Lien or liability with respect to the Mortgaged Property, except: (i) Liens in favor of the Lender; (ii) the Permitted Encumbrances; (iii) other indebtedness or liens, if any, permitted pursuant to the Indenture; and (iv) Liens securing the payment of Impositions, either not yet due or the validity of which is being contested in good faith by appropriate proceedings in accordance with the Indenture.

     (b) Sale or Transfer. Except as expressly permitted by or pursuant to the
         ----------------
Indenture or this Agreement, allow any Transfer to occur, or turn over the management of, or enter into a management contract with respect to, the Mortgaged Property.

     (c) Leases. Enter into, amend or cancel the Net Lease or any other Leases,
         ------
except as permitted by or pursuant to the Indenture.

     (d) Other Borrowings. Incur, create, assume, become or be liable in any
         ----------------
manner with respect to Other Borrowings.

     (e) Dissolution. Dissolve, terminate, liquidate, merge with or consolidate
         -----------
into another Person, except as expressly permitted pursuant to the Indenture.

     (f) Change in Business. Enter into any line of business other than the
         ------------------
ownership and operation of the Mortgaged Property, or otherwise cease to be a Single Purpose Entity, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

     (g) Debt Cancellation. Cancel or otherwise forgive or release any claim or
         -----------------
debt owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

     (h) Affiliate Transactions. Enter into, or be a party to, any transaction
         ----------------------
with an Affiliate of Borrower or any of the partners of Borrower, except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's length transaction with an unrelated third party.

     (i) Creation of Easements. Except as allowed under Section 2.19 of the
         ---------------------
Indenture, create, or permit the Mortgaged Property or any part thereof to become subject to, any easement, license or restrictive covenant, other than a Permitted Encumbrance. Lender agrees that it will join in and subordinate the lien of the Indenture to any easement, license or restrictive covenant (i) which arises after the date hereof, and (ii) that Lender, in Lender's reasonable discretion, deems to constitute a Permitted Encumbrance.

     (j) Misapplication of Funds. Distribute any Property Income to Borrower or
         -----------------------
partners or beneficiaries thereof in violation of the provisions of Section 2.6 hereof.

     6.   DEFAULTS
          --------

          Section 6.1  Event of Default.
          -----------  ----------------

          (a) The occurrence of one (1) or more of the following events with respect to Borrower or the Mortgaged Property shall be an "Event of Default" hereunder:

               (i) if on any Payment Date Borrower fails to pay the Required Debt Service Payment or any Required Tax/Insurance Payment and such failure continues for five (5) Business Days;

               (ii) subject to the provisions of Section 2.6(b), if on any Payment Date, the funds in the Rent Account are insufficient to pay the Required Debt Service Payment due under the Note on such Payment Date and the Required Tax/Insurance Payment due under this Agreement on such Payment Date;

               (iii) if Borrower fails to pay all or any portion of the principal amount of the Note on the Maturity Date;

               (iv) the occurrence of any of the events identified herein as constituting an "Event of Default";

               (v) if Borrower or Tenant fails to pay any other amount payable pursuant to this Agreement when due and payable in accordance with the provisions hereof and such failure continues for ten (10) days after Lender delivers written notice thereof to Borrower (other than any Default under clauses (i), (ii) and (iii) above for which either no grace period or a shorter grace period (as specified in such clause) shall be applicable);

               (vi)   if Guarantor shall default under the provisions of the

     Guaranty or the Environmental Guaranty;
     --------

               (vii) if any material representation or warranty made herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower or Guarantor in connection with this Agreement, the Note, the Guaranty, the Environmental Guaranty or any other Loan Document executed and delivered by Borrower or Guarantor, shall be false or misleading in any material respect as of the date such representation or warranty was made;

               (viii) if Borrower, General Partner or Guarantor files or consents to the filing of, or commences or consents to the commencement of, any Bankruptcy Proceeding with respect to Borrower, General Partner or Guarantor or such entity, or if Borrower, General Partner or Guarantor shall make an assignment for the benefit of its creditors or shall admit in writing the inability to pay its debts generally as they become due;

          (ix) if any Bankruptcy Proceeding shall have been filed against Borrower, General Partner or Guarantor and the same is not withdrawn, dismissed, canceled or terminated within ninety (90) days after the date of such filing;

          (x) if a receiver, liquidator or trustee shall be appointed for Borrower, General Partner or Guarantor, or if Borrower, General Partner or Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, General Partner or Guarantor, or if any proceeding for the dissolution or liquidation of Borrower, General Partner or Guarantor shall be instituted and any of the foregoing is not withdrawn, dismissed, canceled or terminated ninety (90) days after the date of such filing, adjudication, order or appointment;

          (xi) if any Transfer occurs other than in accordance with the Indenture or any other Loan Document;

          (xii) if Borrower is a partnership, if any provision of the partnership agreement of Borrower affecting (A) the purpose for which such Borrower is formed or (B) transfers of the General Partner's interest in such Borrower or if any provision of the certificate of incorporation or the bylaws of the General Partner affecting the purpose for which the General Partner is formed or transfers of interest in the General Partner is amended or modified in any material respect which may adversely affect the Lender, or if the constituent partners of Borrower or the stockholders of the General Partner fail to perform or enforce the provisions of such partnership agreement or organizational documents, as the case may be, or attempt to dissolve Borrower or the General Partner or terminate such partnership agreement;

          (xiii) if Borrower is a corporation, if any provision of the certificate of incorporation or the bylaws of Borrower affecting the purpose for which the Borrower is formed or transfers or issuance of stock in the Borrower is amended or modified in any material respect which may adversely affect the Lender, or if the stockholders of the Borrower fail to perform or enforce the provisions of such organizational documents or attempt to dissolve Borrower;

          (xiv) if Borrower is a trust, if any provision of the declaration of trust or such other agreement which established the trust, affecting the purpose for which the Borrower is formed or transfers of beneficial interests in the Borrower is amended or modified in any material respect which may adversely affect the Lender, or if the beneficiaries of the Borrower fail to perform or enforce the provisions of such organizational documents or attempt to terminate the trust;

               (xv) if Borrower is a limited liability company, if any of Borrower's or General Partner's organization documentation is modified in any material respect which may adversely affect the Lender, or if the members fail to perform or enforce the provisions of such organizational documents;

               (xvi) if an Event of Default as defined or described in the Note, the Indenture or in any other Loan Document occurs or if any other event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Indebtedness as to all or any portion of the Mortgaged Property or to permit Lender to accelerate the maturity of all or any portion of the Indebtedness as to all or any portion of the Mortgaged Property;

               (xvii)  if a Lease Event of Default shall occur; or

               (xviii) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement for ten (10) days after notice to Borrower has been sent from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty
     (30) days after notice from Lender, in the case of any other Default; provided, however, that if such nonmonetary Default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Borrower shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default but in no event shall such extension be for a period in excess of ninety (90) days;

then, upon the occurrence of any such Event of Default and at any time thereafter during the continuance of such Event of Default, Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement, the Note, the Indenture or the other Loan Documents, or at law or in equity, take such action, without notice or demand, as Lender deems advisable to protect and enforce its rights against Borrower and in and to all or any portion of the Mortgaged Property, including, without limitation, declaring by written notice to Borrower the entire Indebtedness to be immediately due and payable and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and/or the Mortgaged Property, including, without limitation, all rights or remedies available at law or in equity.

          Section 6.2 Remedies.
          ----------- --------

          (a) Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement, the Note, the Indenture or any of the other Loan Documents, or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any portion of the Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding, or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any portion of the Mortgaged Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

          (b) In the event of the foreclosure or other action by Lender to enforce its remedies in connection with the Mortgaged Property, Lender shall apply the proceeds received by Lender from such action in reduction of Indebtedness in accordance with the provisions of the Indenture, after payment by Borrower of all transaction costs and expenses and costs of enforcement as provided therein.

          Section 6.3  Remedies Cumulative.
          -----------  -------------------

          The rights, powers and remedies of Lender under this Agreement shall be cumulative and shall not be exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

          Section 6.4  Prepayment Upon Default.
          -----------  -----------------------

          If, following the occurrence of any Event of Default hereunder and the acceleration of the secured indebtedness but prior to the foreclosure sale under the Indenture, Borrower shall tender to Lender payment of any principal portion of the indebtedness, such tender shall be deemed to be a voluntary prepayment under the Note and if made during any time when prepayment is prohibited thereunder, Borrower shall also pay to Lender an amount equal to the then applicable Make-Whole Premium, as defined in the Note. In addition, as outlined in the Indenture, if a foreclosure sale of the Mortgaged Property occurs during any time when prepayment of the Note is prohibited, such sale shall be deemed to be a voluntary prepayment and the then applicable Make-Whole Premium shall be included within the amount owed as part of the secured indebtedness.

   7.     MISCELLANEOUS
          -------------

          Section 7.1 Survival.
          ----------- --------

          This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as any portion of the Indebtedness is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to (including any provision with respect to the delivery of notice), such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder(s) of the Note and the Indenture, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

          Section 7.2  Lender's Discretion.
          -----------  -------------------

          Except as expressly provided to the contrary herein, whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

          Section 7.3  Governing Law.
          -----------  -------------

          This Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Illinois (without giving effect to the State of Illinois' choice of law rules) applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement.

          Section 7.4  Modification. Waiver in Writing.
          -----------  -------------------------------

          No modification, amendment, extension, discharge, termination or waiver (a "Modification") of any provision of this Agreement, or of the Note, or
           ------------
of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances. Lender does not hereby agree to, nor does Lender hereby commit itself to, enter into any Modification.

          Section 7.5  Delay Not a Waiver.
          -----------  ------------------

          Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note, or of any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          Section 7.6 Notices.
          ----------- -------

          All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows:

     If to Lender:      Carbon Capital Mortgage Properties, L.P.
                        11601 Wilshire Boulevard
                        Los Angeles, California 90025
                        Attention:  Mitchell Clarfield

     with copy to:      Battle Fowler LLP
                        75 E. 55th Street
                        New York, New York 10022
                        Attention:  Alvin J. Sarter, Esq.

     If to Borrower:    HOB Marina City Partners, L.P.
                        8439 Sunset Boulevard
                        West Hollywood, California 90069
                        Attention:  Joseph C. Kaczorowski

     with copy to:      Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                        1500 NationsBank Plaza
                        300 Convent Street
                        San Antonio, Texas 78205
                        Attention:  Cecil Schenker, P.C.

Such address may be changed by any party in a written notice to the other parties hereto in the manner provided for in this Section 7.6. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day. A party receiving a notice which does not comply with the technical requirements for notice under this Section 7.6 may elect to waive any deficiencies and treat the notice as having been properly given.

          Section 7.7  Trial By Jury.
          -----------  -------------

          BORROWER AND TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS.

          Section 7.8 Headings.
          ----------- --------

          The Article and/or Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 7.9 Assignment.
          ----------- ----------

          Lender shall have the right to transfer, sell or assign this Agreement and any of the other Loan Documents and the obligations hereunder to any Person who purchases or otherwise acquires Lender's interest in the Loan. All references to "Lender" hereunder shall be deemed to include the successors and assigns of Lender.

          Section 7.10 Severability.
          ------------ ------------

          Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 7.11 Preferences.
          ------------ -----------

          Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the obligations of Borrower pursuant to this Agreement, the Note or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or, equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          Section 7.12  Waiver of Notice.
          ------------  ----------------

          Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Lender to Borrower.

          Section 7.13 Remedies of Borrower.
          ------------ --------------------

          In the event that a claim or adjudication is made that Lender or any of the Lender Parties has acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement, the Note, the Indenture or the other Loan Documents, Lender or such Lender Party, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor such Lender Party shall be liable for any monetary damages, and Borrower's sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender or a Lender Party has acted reasonably shall be determined by an action seeking only a declaratory judgment.

          Section 7.14  Exhibits Incorporated.
          ------------  ---------------------

          The information set forth on the cover hereof, and the exhibits annexed hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          Section 7.15  Offsets, Counterclaims and Defenses.
          ------------  -----------------------------------

          Any assignee of the Lender's interest in and to this Agreement, the Note, the Indenture and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Agreement, the Note, the Indenture and the other Loan Documents which Borrower may otherwise have against any assignor of this Agreement, the Note, the Indenture and the other Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Agreement, the Note, the Indenture and other Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

          Section 7.16  No Joint Venture or Partnership.
          ------------  -------------------------------

          Borrower and Lender intend that the relationship created hereunder be solely that of borrower and lender. Nothing herein or in the other Loan Documents is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender and interest in the Mortgaged Property other than that of mortgagee or lender.

          Section 7.17 Publicity.
          ------------ ---------

          All promotional news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public shall not refer to the Loan Documents or the financing evidenced by the Loan Documents, or to the Lender without the prior written approval of Lender, in each instance. Any of the Lender Parties shall be authorized to provide information relating to the Mortgaged Property, the Loan and matters relating thereto to rating agencies, underwriters, placement agents, any other Persons engaged in connection with a proposed securitization intending to include the Loan, potential securities investors, auditors, regulatory authorities and to any parties which may be entitled to such information by operation of law.

          Section 7.18  Waiver of Marshalling of Assets Defense.
          ------------  ---------------------------------------

          To the fullest extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, its partners, if any, and others with interests in Borrower, and of the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Mortgaged Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender to the payment of the Indebtedness out of the Net Proceeds of the Mortgaged Property in preference to every other claimant whatsoever.

          Section 7.19  Waiver of Counterclaim.
          ------------  ----------------------

          Borrower hereby waives the right to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against it by Lender or its respective agents.

          Section 7.20  Conflict. Construction of Documents.
          ------------  -----------------------------------

          In the event of any conflict between the provisions of this Agreement and the provisions of the Note, the Indenture or any of the other Loan Documents, the provisions of whichever document is most favorable to Lender shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning, against the party which drafted same.

          Section 7.21  Brokers and Financial Advisors.
          ------------  ------------------------------

          Borrower and Lender hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 7.21 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

          Section 7.22  Joint and Several Liability.
          ------------  ---------------------------

          If Borrower consists of more than one Person or party, the obligations and liabilities of each such Person or party hereunder shall be joint and several.

          Section 7.23 Counterparts.
          ------------ ------------

          This Agreement may be executed in multiple counterparts, all of which together constitute one and the same instrument.

          IN WITNESS WHEREOF, this Loan Agreement has been executed by the parties hereto as of the day and year first hereinabove written.

                       BORROWER:
                       --------

                       HOB MARINA CITY PARTNERS, L.P.,
                       a Delaware limited partnership

                       By: HOB Marina City, Inc., a Delaware corporation, its general partner

                       By: /s/ Joseph C. Kaczorowski
                           ------------------------------------
                           Name:   Joseph C. Kaczorowski
                           Title:  Executive Vice President

                       LENDER:
                       ------

                       CARBON CAPITAL MORTGAGE PARTNERS, L.P., a
                       Delaware limited partnership

                       By: Carbon Mesa Partners, L.P., a Delaware limited partnership, its general partner

                            By: Carbon Mesa Management, Inc., a California corporation, its general partner


                                  By: /s/ Mitchell D. Clarfield
                                     ---------------------------
                                     Name:   Mitchell D. Clarfield
                                     Title:  President


                       TENANT:
                       ------

                       Tenant is hereby executing this Agreement to acknowledge its consent and agreement to terms of this Agreement.

                       HOB CHICAGO, INC., a Delaware corporation

                       By:      /s/ Joseph C Kaczorowski
                          ----------------------------------
                          Name:     Joseph C. Kacorowski
                          Title :   Executive Vice President